Exhibit 99.1

JOINT FILING AGREEMENT

The undersigned hereby agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned in accordance with the provisions of Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, and that all subsequent amendments to this statement on Schedule 13D may be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. Nothing herein shall be deemed to be an admission that the parties hereto, or any of them, are members of a “group” (within the meaning of Section 13(d) of the Act and the rules promulgated thereunder) with respect to any securities of Estre Ambiental, Inc.

Date: June 15, 2018

BTG PACTUAL G7 HOLDING S.A.

	By:	/s/ Bruno Duque
		Name:	Bruno Duque
		Title:	Authorized Signatory

	By:	/s/ Roberto Sallouti
		Name:	Robert Sallouti
		Title:	Authorized Signatory

BTG PACTUAL HOLDING S.A.

	By:	/s/ Bruno Duque
		Name:	Bruno Duque
		Title:	Authorized Signatory

	By:	/s/ Roberto Sallouti
		Name:	Robert Sallouti
		Title:	Authorized Signatory

BANCO BTG PACTUAL S.A.

	By:	/s/ Gabriel Barretti
		Name:	Gabriel Barretti
		Title:	Authorized Signatory

	By:	/s/ Carolina Cury
		Name:	Carolina Cury
		Title:	Authorized Signatory

BTG PACTUAL GESTORA DE RECURSOS LTDA.

	By:	/s/ Gabriel Barretti
		Name:	Gabriel Barretti
		Title:	Authorized Signatory

	By:	/s/ Carolina Cury
		Name:	Carolina Cury
		Title:	Authorized Signatory

BTG PACTUAL PRINCIPAL INVESTMENTS FUNDO DE INVESTIMENTO EM PARTICIPAÇÕES

By:	/s/ Gabriel Barretti
	Name:	Gabriel Barretti
	Title:	Authorized Signatory

By:	/s/ Carolina Cury
	Name:	Carolina Cury
	Title:	Authorized Signatory

FUNDO DE INVESTIMENTO EM PARTICIPAÇÕES TURQUESA —MULTIESTRATÉGIA INVESTIMENTO NO EXTERIOR

By:	/s/ Gabriel Barretti
Name: Gabriel Barretti
	Title:	Authorized Signatory

By:	/s/ Carolina Cury
	Name:	Carolina Cury
	Title:	Authorized Signatory

FUNDO DE INVESTIMENTO MULTIMERCADO CRÉDITO PRIVADO LS INVESTIMENTO NO EXTERIOR

By:	/s/ Gabriel Barretti
	Name:	Gabriel Barretti
	Title:	Authorized Signatory

By:	/s/ Carolina Cury
	Name:	Carolina Cury
	Title:	Authorized Signatory